UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 09, 2010

ALPHAMETRIX MANAGED FUTURES LLC (ASPECT SERIES)
(Exact name of registrant as specified in its charter)

Delaware	000-52192	03-0607985
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

c/o ALPHAMETRIX, LLC
181 West Madison Street
34th Floor
Chicago, Illinois 60602
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 267-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On December 9, 2010, AlphaMetrix 360°, LLC, a Delaware limited liability company (“AM 360°”), acquired Spectrum Global Fund Administration (“Spectrum”), which had previously provided fund administrative services to the Registrant and certain other funds sponsored by AlphaMetrix, LLC, a Delaware limited liability company (“AlphaMetrix”).  AM 360° is wholly-owned by Aleks Kins, who is also the indirect majority owner of AlphaMetrix.

Beginning on December 10, 2010, AM 360° will provide all fund administrative services previously provided by Spectrum to the Registrant and certain other funds sponsored by AlphaMetrix, upon the same terms and conditions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 14, 2010

ALPHAMETRIX MANAGED FUTURES LLC
(ASPECT SERIES)

By:	ALPHAMETRIX, LLC, Manager

	By:	/s/ Lisa M. Tamburini
	Name:	Lisa M. Tamburini
	Title:	Chief Legal Officer